UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2023 (May 24, 2023)

 Avis Budget Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	CAR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Avis Budget Group, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders. The following matters were submitted to a vote of shareholders and the voting results were as follows:

(1)	Election of Directors: The six nominees named in the Company’s 2023 proxy statement were elected to serve a one-year term expiring in 2024 and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Bernardo Hees	32,466,737	1,291,802	14,948	2,563,570
Jagdeep Pahwa	32,523,293	1,208,615	41,579	2,563,570
Anu Hariharan	27,808,505	5,924,095	40,887	2,563,570
Lynn Krominga	27,164,728	6,593,490	15,269	2,563,570
Glenn Lurie	26,857,658	6,900,248	15,581	2,563,570
Karthik Sarma	33,216,637	541,818	15,032	2,563,570

(2)	Ratification of Appointment of Independent Registered Accounting Firm: The appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for fiscal year 2023 was ratified as follows:

Votes For	Votes Against	Abstentions
35,869,929	446,354	20,773

(3)	Advisory Approval of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s 2023 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,331,350	2,401,155	40,982	2,563,570

(4)	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation: A majority of the Company’s shareholders recommended, on a non-binding advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis, by the votes set forth in the table below:

One-Year Frequency Vote	Two-Year Frequency Vote	Three-Year Frequency Vote	Abstentions	Broker Non-Votes
33,163,613	34,766	544,065	31,043	2,563,570

Based on these results, and consistent with the Company’s recommendation, the Board of Directors has determined to continue to hold an advisory vote on executive compensation on an annual basis (i.e., every year).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AVIS BUDGET GROUP, INC.

By:	/s/ Jean M. Sera
Name:	Jean M. Sera
Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: May 26, 2023